Filed Pursuant to Rule 497(A)(1)

File No. 333-163745

Rule 482 Ad

THE GREATER CHINA FUND, INC.

Gateway Center 3

100 Mulberry Street

Newark, New Jersey 07102

Dear Shareholder:

On March 12, 2010, The Greater China Fund, Inc. (the “Fund”) announced that its Board of Directors (the “Board”) approved the terms of a transferable rights offering of additional shares of common stock, par value $0.001 per share (the “shares”), of the Fund (the “Offer”). The primary purpose of the offer is to increase the Fund’s assets available for investment, thereby enabling the Fund to take advantage more fully of available existing and future investment opportunities consistent with its investment objective of long-term capital appreciation through investment primarily in listed equity securities of China companies. The offer is expected to provide shareholders the opportunity to purchase shares at a discount to the market price.

The rights offering to subscribe for new shares of the Fund will be made by means of a prospectus, subject to effectiveness of the Fund’s registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. We are sending you this letter at least 10 days prior to the proposed record date, March 23, 2010 (the “Record Date”), in accordance with New York Stock Exchange (“NYSE”) rules. The known terms of the rights offering were previously disseminated via a press release.

Terms of the Offer

1. Primary Subscription Rights. The Fund proposes to issue to shareholders of record on the Record Date (“Record Date Shareholders”) one transferable right for each full share of common stock held. Record Date Shareholders will be able to purchase one new share for every three (3) rights held (except that any Record Date Shareholder who is issued fewer than three (3) rights will be able to subscribe for one new share).

Example: A Record Date Shareholder owns 100 shares of common stock. Such shareholder is entitled to purchase up to 33 shares pursuant to the primary subscription (100 ÷ 3 = 33 1/3).

 Fractional shares will not be issued.

2. Over-Subscription Privilege. The over-subscription privilege permits Record Date Shareholders who have exercised in full their primary subscription rights (other than those rights that cannot be exercised because they represent the right to acquire less than one share) to subscribe for additional shares to the extent available, subject to certain limitations and pro rata allocation.

3. Transferable Rights. The rights are transferable and are expected to be admitted for trading on the NYSE under the ticker symbol “GCH.RT”. This may afford non-subscribing Record Date Shareholders the opportunity to sell their rights for cash value, the receipt of which may be viewed as partial compensation for any dilution of their interests resulting from the Offer, although there is no guarantee that a trading market for the rights will develop.

Subscription Price

The subscription price per share will be determined based on a formula equal to 90% of the average of the last reported sale price of shares of the Fund’s common stock on the NYSE on the expiration date of the offer (the “Expiration Date”) and each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 75% of the Fund’s net asset value per share on the Expiration Date, then the subscription price will be 75% of the Fund’s net asset value per share on that day.

Proposed Timetable

The proposed Record Date for determining those shareholders eligible to participate in the rights offering will be March 23, 2010 (assuming the registration statement has been declared effective by the U.S. Securities and Exchange Commission by March 23, 2010). The proposed subscription period will expire on April 16, 2010, subject to extension. It is expected that subscription certificates evidencing the right to subscribe for additional shares together with a prospectus will be mailed to Record Date Shareholders promptly following the Record Date.

Note

To exercise the rights, Record Date Shareholders who hold their shares of the Fund’s common stock through a broker, custodian or trust company, should contact them to forward their instructions to either exercise or sell their rights on their behalf. Record Date Shareholders who do not hold their shares of the Fund’s common stock through a broker, custodian or trust company, should forward their instructions to either exercise or sell their rights by completing the subscription certificate, which will be mailed shortly after the Record Date, and deliver it back to the subscription agent, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus. Persons seeking further information regarding the Offer, or interested in obtaining a prospectus, when available, should contact their broker or nominee, or contact the Fund’s information agent: The Altman Group at 1-866-530-8655.

The commencement of the Offer will be announced through a prospectus as well as the public media. The final terms of the Offer may be different from those discussed above. Shareholders should watch for these subsequent announcements.

Other Considerations

Before investing in the Fund, shareholders who wish to invest in the Fund should carefully consider the investment objectives, risks, and charges and expenses of the Fund. This information, including other information concerning the Fund, can be found in the Fund’s prospectus on file with the U.S. Securities and Exchange Commission. Shareholders should carefully read the prospectus before investing. Shareholders who have questions regarding the rights offering or wish to receive a copy of the prospectus should contact the information agent for the rights offering, The Altman Group at 1-866-530-8655.

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers be accepted prior to the time the registration statement becomes effective. The final terms of the rights offering may be different from those discussed above. This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

We thank you for your continued support of the Fund.

Grace C. Torres

Treasurer, Principal Financial and

Accounting Officer and Vice President